UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 15, 2007

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2009 Chenault Drive Suite 114 Carrollton, Texas	75006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On October 15, 2007, Richard Powell, Vice President and Chief Financial Officer of Integrated Security Systems, Inc. (the “Company”), resigned his positions as Vice President and Chief Financial Officer of the Company.

Item 8.01

Other Events.

On October 17, 2007, the Company issued a press release announcing the resignation of Richard Powell from the positions of Vice President and Chief Financial Officer of the Company.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press Release of Integrated Security Systems, Inc. dated October 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

Dated:   October 17, 2007

By:

 /s/ Jay Foersterling

Name:

Jay Foersterling

Title:

President and Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99.1

Press Release of Integrated Security Systems, Inc. dated October 17, 2007.